Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                            Due Period 8/31/2003
                                                    Determination Date 9/22/2003
                                                     Distribution Date 9/25/2003

I      Available in Certificate Account

       Principal collected on Mortgage Loans                                                                          17,387,205.99
       All Liquidation Proceeds with respect to Principal                                                              1,411,743.27
       Recoveries on previously Liquidated Mortgages with respect to Principal                                               250.01
       Principal portion of Purchase Price on Repurchased Mortgage Loans                                                  89,476.61
       Substitution Adjustment with respect to Principal                                                                       0.00
                                                                                                                     --------------

               Principal Distribution Amount                                                                          18,888,675.88

       Interest collected on Mortgage Loans                                                                            4,139,387.79
       Interest portion of Purchase Price on Repurchased Mortgage Loans                                                    2,846.09
       Recoveries on previously Liquidated Mortgages with respect to Interest                                                689.23
       Substitution Adjustment with respect to Interest                                                                        0.00
       Master Servicer Monthly Advances (net of Compensating Interest)                                                   809,632.22
       Reimbursement of previous months Servicer Advances                                                               (820,646.44)
       Compensating Interest                                                                                               5,345.57
       Investment Earnings on Certificate Account                                                                              0.00
                                                                                                                     --------------

               Interest Remittance Amount                                                                              4,137,254.46

       Amount not Required to be deposited                                                                                     0.00

               Total available in the Certificate Account                                                             23,025,930.34

II     Distributions                                                                   Per $ 1,000                       Amount
                                                                                       ------------                  --------------

1.     Aggregate Class AF -1A Distribution                                               0.00000000                            0.00

2.     Aggregate Class AF-1B Distribution                                                0.00000000                            0.00

3.     Aggregate Class A-2 Distribution                                                169.48511147                   11,479,226.60

4.     Aggregate Class A-3 Distribution                                                  4.32500000                      296,651.75

5.     Aggregate Class A-4 Distribution                                                  4.97500000                      249,695.25

6.     Aggregate Class A-5 Distribution                                                  5.59166677                      174,515.92

7.     Aggregate Class A-6 Distribution                                                  5.16666674                      244,176.67

8.     Aggregate Class A-7 Distribution                                                 26.29104662                    5,915,485.49

9.     Aggregate Class MF-1 Distribution                                                 5.47500000                      195,293.25

10     Aggregate Class MF-2 Distribution                                                 5.88333333                      198,209.50

11.    Aggregate Class BF Distribution                                                   6.21666654                      160,141.33

12.    Aggregate Class AV Distribution                                                  16.30898436                    2,805,634.58

13.    Aggregate Class MV-1 Distribution                                                 1.55861099                       20,994.49

14.    Aggregate Class MV-2 Distribution                                                 2.03222243                       22,110.58

15.    Aggregate Class BV Distribution                                                   2.59194490                       28,226.28

16.    Aggregate Class X-IO Distribution                                                 0.00000000                       866,221.81

17.    Aggregate Class R Distribution                                                                                          0.00

18.    Aggregate Master Servicer Distribution                                                                            369,346.84
                                                                                                                     --------------
                           Total Distributions =                                                                      23,025,930.34

III    Certificate Class Balances                                                        Factor %                        Amount
                                                                                       ------------                  --------------


       Opening Senior Class A Certificate Balances as reported in prior Monthly
       Master Servicer Report for Group I Certificates:
           (a) Class AF-1A                                                               0.00000000%                           0.00
           (b) Class AF-1B                                                               0.00000000%                           0.00
           (c) Class A-2                                                                43.32871169%                  29,346,536.43
           (d) Class A-3                                                               100.00000000%                  68,590,000.00
           (e) Class A-4                                                               100.00000000%                  50,190,000.00
           (f) Class A-5                                                               100.00000000%                  31,210,000.00
           (g) Class A-6                                                               100.00000000%                  47,260,000.00
           (h) Class A-7                                                                47.95287118%                 107,893,960.15
                                                                                                                     --------------
                                                                                                                     334,490,496.58
       Opening Subordinated Class MF & BF Certificate Balances as reported in prior
       Monthly Master Servicer Report for Group I Certificates:

           (a) Class MF-1                                                              100.00000000%                  35,670,000.00
           (b) Class MF-2                                                              100.00000000%                  33,690,000.00
           (c) Class BF                                                                100.00000000%                  25,760,000.00
                                                                                                                     --------------
                                                                                                                      95,120,000.00
       Opening Senior Class AV Certificate Balances as reported in prior
       Monthly Master Servicer Report for Group II Certificates:
           (a) Class AV                                                                 41.80958728%                  71,925,032.99

       Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
           (b) Class MV-1                                                              100.00000000%                  13,470,000.00
           (c) Class MV-2                                                              100.00000000%                  10,880,000.00
           (d) Class BV                                                                100.00000000%                  10,890,000.00
                                                                                                                     --------------
                                                                                                                     107,165,032.99

IV     Principal Distribution Amount

1(a).  Basic Principal Amount                                                               No.                          Amount
                                                                                       ------------                  --------------
           (a) Stated principal collected                                                                              1,199,309.48
           (b) Principal Prepayments                                                            179                   16,187,896.50
           (c) Liquidation Proceeds                                                                                    1,411,993.28
           (d) Repurchased Mortgage Loans                                                         1                       89,476.61
           (e) Substitution Adjustment related to Principal                                                                    0.00
           (f) Recoveries on previously Liquidated Mortgages with respect
               to Principal                                                                                                    0.00
                                                                                                                     --------------
                           Total Basic Principal                                                                      18,888,675.87

1(b).  Subordination Increase Amount                                                                                     608,795.53
                                                                                                                     --------------
                       Total Principal Distribution                                                                   19,497,471.40

2(a).  Class AF Principal Distribution Amount for Group I Certificates:
                                                                                       Per $ 1,000
                                                                                       ------------
           1.  Class AF-1A                                                               0.00000000                            0.00
           2.  Class AF-1B                                                               0.00000000                            0.00
           3.  Class A-2                                                               167.83500974                   11,367,465.21
           4.  Class A-3                                                                 0.00000000                            0.00
           5.  Class A-4                                                                 0.00000000                            0.00
           6.  Class A-5                                                                 0.00000000                            0.00
           7.  Class A-6
               (a) Class A-6 Lockout Percentage                                                           0.00%
               (b) Class A-6 Lockout Distribution Amount                                 0.00000000                            0.00
    7      8.  Class A-7                                                                24.04924991                    5,411,081.23

2(b).  Class MF & BF Principal Distribution Amount Group I Certificates:
           1.  Class MF-1                                                                0.00000000                            0.00
           2.  Class MF-2                                                                0.00000000                            0.00
           3.  Class BF                                                                  0.00000000                            0.00

2(c).  Class AV Principal Distribution Amount Group II Certificates:
           1.   Class AV                                                                15.80494658                    2,718,924.96

2(d).  Class AV Principal Distribution Amount Group II Certificates:
           1.  Class MV-1                                                                0.00000000                            0.00
           2.  Class MV-2                                                                0.00000000                            0.00
           3.  Class BV                                                                  0.00000000                            0.00

2(e)   Class M Applied Realized Loss for Group I Certificates:
           1.  Class MF-1                                                                0.00000000                            0.00
           2.  Class MF-2                                                                0.00000000                            0.00
           3.  Class BF                                                                  0.00000000                            0.00

2(f)   Class B Applied Realized Loss for Group II Certificates:
           1.  Class MV-1                                                                0.00000000                            0.00
           2.  Class MV-2                                                                0.00000000                            0.00
           3.  Class BV                                                                  0.00000000                            0.00

                                                                                         Factor %                        Amount
                                                                                       ------------                  --------------
       Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I Certificates:
           (a) Class AF-1A                                                               0.00000000%                           0.00
           (b) Class AF-1B                                                               0.00000000%                           0.00
           (c) Class A-2                                                                26.54521072%                  17,979,071.22
           (d) Class A-3                                                               100.00000000%                  68,590,000.00
           (e) Class A-4                                                               100.00000000%                  50,190,000.00
           (f) Class A-5                                                               100.00000000%                  31,210,000.00
           (g) Class A-6                                                               100.00000000%                  47,260,000.00
           (h) Class A-7                                                                45.54794619%                 102,482,878.92
                                                                                                                     --------------
                                                                                                                     317,711,950.14

       Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report Group I
       Certificates:
           (a) Class MF-1                                                              100.00000000%                  35,670,000.00
           (b) Class MF-2                                                              100.00000000%                  33,690,000.00
           (c) Class BF                                                                100.00000000%                  25,760,000.00
                                                                                                                     --------------
                                                                                                                      95,120,000.00

       Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
       Certificates:
           (a) Class AV                                                                 40.22909262%                  69,206,108.03

       Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for
       Group II Certificates:
           (b) Class MV-1                                                              100.00000000%                  13,470,000.00
           (c) Class MV-2                                                              100.00000000%                  10,880,000.00
           (d) Class BV                                                                100.00000000%                  10,890,000.00
                                                                                                                     --------------
                                                                                                                     104,446,108.03

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
V      Interest Distribution Amount

       Fixed Rate Certificates

           (b) Fixed Rate Certificates applicable Pass-Through Rate
                    1. Class AF-1A                                                          1.25000%
                    2. Class AF-1B                                                          3.48300%
                    3. Class A-2                                                            4.57000%
                    4. Class A-3                                                            5.19000%
                    5. Class A-4                                                            5.97000%
                    6. Class A-5                                                            6.71000%
                    7. Class A-6                                                            6.20000%
                    8. Class A-7                                                            5.61000%
                    9. Class MF-1                                                           6.57000%
                   10. Class MF-2                                                           7.06000%
                   11. Class BF                                                             7.46000%

       Variable Rate Certificates

           (b) LIBOR Rate                                                                   1.11000%

                   1.  Class AV                                                             1.40000%
                   2.  Class MV-1                                                           1.81000%
                   3.  Class MV-2                                                           2.36000%
                   4.  Class BV                                                             3.01000%

       INTEREST REMITTANCE AMOUNT
           1.  Interest collected on Mortgage Loans                                    4,139,387.79
           2.  Interest advanced on Mortgage Loans                                       -11,014.22
           3.  Compensating Interest on Mortgage Loans                                     5,345.57
           4.  Substitution Adjustment interest                                                0.00
           5.  Purchase Price interest on repurchased accounts                             2,846.09
           6.  Liquidation Proceeds interest portion                                           0.00
           7.  Recoveries on previously Liquidated Mortgages with
               respect to Interest                                                           689.23
                   TOTAL INTEREST REMITTANCE AMOUNT                                                                    4,137,254.46

       Current Interest Requirement

                    1. Class AF-1A  @ applicable Pass-Through Rate                                                             0.00
                    2. Class AF-1B @ applicable Pass-Through Rate                                                              0.00
                    3. Class A-2 @ applicable Pass-Through Rate                                                          111,761.39
                    4. Class A-3 @ applicable Pass-Through Rate                                                          296,651.75
                    5. Class A-4 @ applicable Pass-Through Rate                                                          249,695.25
                    6. Class A-5 @ applicable Pass-Through Rate                                                          174,515.92
                    7. Class A-6 @ applicable Pass-Through Rate                                                          244,176.67
                    8. Class A-7 @ applicable Pass-Through Rate                                                          504,404.26
                    9. Class MF-1 @ applicable Pass-Through Rate                                                         195,293.25
                   10. Class MF-2 @ applicable Pass-Through Rate                                                         198,209.50
                   11. Class BF @ applicable Pass-Through Rate                                                           160,141.33
                   12. Class AV @ applicable Pass-Through Rate                                                            86,709.62
                   13. Class MV-1 @ applicable Pass-Through Rate                                                          20,994.49
                   14. Class MV-2 @ applicable Pass-Through Rate                                                          22,110.58
                   15. Class BV  @ applicable Pass-Through Rate                                                           28,226.28

       Interest Carry Forward Amount

                    1. Class AF-1A                                                             0.00
                    2. Class AF-1B                                                             0.00
                    3. Class A-2                                                               0.00
                    4. Class A-3                                                               0.00
                    5. Class A-4                                                               0.00
                    6. Class A-5                                                               0.00
                    7. Class A-6                                                               0.00
                    8. Class A-7                                                               0.00
                    9. Class MF-1                                                              0.00
                   10. Class MF-2                                                              0.00
                   11. Class BF                                                                0.00
                   12. Class AV                                                                0.00
                   13. Class MV-1                                                              0.00
                   14. Class MV-2                                                              0.00
                   15. Class BV                                                                0.00
                   16. Class X-IO                                                              0.00

       Certificates Interest Distribution Amount
                                                                                       Per $ 1,000
                                                                                       ------------
                    1. Class AF-1A                                                       0.00000000                            0.00
                    2. Class AF-1B                                                       0.00000000                            0.00
                    3. Class A-2                                                         1.65010173                      111,761.39
                    4. Class A-3                                                         4.32500000                      296,651.75
                    5. Class A-4                                                         4.97500000                      249,695.25
                    6. Class A-5                                                         5.59166677                      174,515.92
                    7. Class A-6                                                         5.16666674                      244,176.67
                    8. Class A-7                                                         2.24179671                      504,404.26
                    9. Class MF-1                                                        5.47500000                      195,293.25
                   10. Class MF-2                                                        5.88333333                      198,209.50
                   11. Class BF                                                          6.21666654                      160,141.33
                   12. Class AV                                                          0.50403778                       86,709.62
                   13. Class MV-1                                                        1.55861099                       20,994.49
                   14. Class MV-2                                                        2.03222243                       22,110.58
                   15. Class BV                                                          2.59194490                       28,226.28
                                                                                                                     --------------
                                                                                                                       2,292,890.29

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
VI     Credit Enhancement Information
                                                                                            Group I        Group II           Total

           (a) Senior Enhancement Percentage                                                  25.46%          38.21%          63.67%

           (b) Overcollateralization Amount:

                   1.  Opening Overcollateralization Amount                           12,683,784.02    7,461,499.72   20,145,283.74
                   2.  Ending Overcollateralization Amount                            12,683,784.02    7,461,499.72   20,145,283.74
                   3.  Targeted Overcollateralization Amount                          12,683,784.02    7,461,499.72   20,145,283.74
                   4.  Subordination Deficiency                                                0.00            0.00            0.00
                   5.  Overcollateralization Release Amount                                    0.00            0.00            0.00

VII    Trigger Information

           1.  (a) 60+ Delinquency  Percentage                                                10.47%          15.45%
               (b) Delinquency Event in effect
                   (Group I > 50% or Group II > 40% of Sr. Enhacement) ?                         NO             YES

           2.  (a) Cumulative Loss Percentage                                                  0.44%           0.28%
               (b) Applicable Loss Percentage for current Distribution                         2.25%           3.25%
               (c) Cumulative Loss Trigger Event in effect                                       NO              NO

VIII   Pool Information                                                                     No.                          Amount
                                                                                          ------                     --------------

               (a) Closing Mortgage Loan Principal Balance:
                   1.  Fixed Rate                                                          6,295                     425,515,734.16
                   2.  Adjustable Rate                                                     1,247                     111,907,607.75

                           Total Closing Mortgage Loan Principal Balance:                  7,542                     537,423,341.91

               (b) Balloon Mortgage Loans
                   1.  Fixed Rate                                                            347                      23,623,873.91
                   2.  Adjustable Rate                                                         0                               0.00

                           Total Balloon Mortgage Loans:                                     347                      23,623,873.91

               (c) Weighted Average Mortgage Rate:
                   1.  Fixed Rate                                                                                             9.832%
                   2.  Adjustable Rate                                                                                        8.847%

                           Total Weighted Average Mortgage Rate                                                               9.626%

               (d) Weighted Average Net Mortgage Rate:
                   1.  Fixed Rate                                                                                             9.323%
                   2.  Adjustable Rate                                                                                        8.438%

               (e) Weighted Average Remaining Maturity:
                   1.  Fixed Rate                                                                                            269.05
                   2.  Adjustable Rate                                                                                       325.42

               (f) Weighted Average Original Maturity:
                   1.  Fixed Rate                                                                                            312.85
                   2.  Adjustable Rate                                                                                       358.75

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
IX     Delinquency Information                                                              No.            %             Amount
                                                                                          -----------------------------------------
       A.  Fixed Rate Mortgage Loans:
               (a) Delinquent Contracts:
                                   1.    31 - 59 Day Accounts                                400          6.37%       27,124,685.43
                                   2.    60 - 89 Day Accounts                                123          1.86%        7,900,400.77
                                   3.    90+  Day Accounts                                   391          6.37%       27,123,864.49

               (b) Mortgage Loans - In Foreclosure                                           297          5.08%       21,637,233.03
               (c) REO Property Accounts                                                     157          2.71%       11,525,899.31

       B.  Adjustable Rate Mortgage Loans:
               (a) Delinquent Contracts:
                       1.  31 - 59 Day Accounts                                              105          9.01%       10,088,428.37
                       2.  60 - 89 Day Accounts                                               42          3.27%        3,660,814.59
                       3.  90+  Day Accounts                                                 100          8.73%        9,768,823.45

               (b) Mortgage Loans - In Foreclosure                                            80          6.53%        7,308,736.09
               (c) REO Property Accounts                                                      49          3.72%        4,162,447.56

       C.  Total For All Mortgage Loans
               (a) Delinquent Contracts:
                       1.  31 - 59 Day Accounts                                              505          6.92%       37,213,113.80
                       2.  60 - 89 Day Accounts                                              165          2.15%       11,561,215.36
                       3.  90+  Day Accounts                                                 491          6.86%       36,892,687.94

               (b) Mortgage Loans - In Foreclosure                                           377          5.39%       28,945,969.12
               (c) REO Property Accounts                                                     206          2.92%       15,688,346.87

X      Realized Losses                                                                      No.                          Amount
                                                                                          ------                     --------------

           1.  (a) Gross Realized Losses during the period                                    22                       2,020,788.81

               (b) Realized Losses during the period
                       1.  Group I                                                                                       550,593.56
                       2.  Group II                                                                                       58,201.97
                                                                                                                     --------------
                           Total                                                                                         608,795.53

               (c) Cumulative Gross Realized Losses                                           92                       8,764,219.15

               (d) Cumulative Realized Losses
                       1.  Group I                                                                                     3,452,314.51
                       2.  Group II                                                                                      590,090.97

                           Total                                                                                       4,042,405.48

               (e) Cumulative Applied Realized Losses

                       i.  Class B-4                                                                                           0.00
                      ii.  Class B-3                                                                                           0.00
                     iii.  Class B-2                                                                                           0.00
                      iv.  Class B-1                                                                                           0.00
                       v.  Class M-2                                                                                           0.00
                      vi.  Class M-1                                                                                           0.00

XI     Miscellaneous Information

       1.  (a) Monthly Master Servicer Fee

                       i.  Monthly Servicing Fee                                                                         232,050.34
                      ii.  Mortgage Fees                                                                                 128,963.96
                     iii.  Mortgage Insurance Premium Reimbursement                                                        8,332.54
                      iv.  Certificate Account Investment Earnings                                                             0.00

           (b) Amount of prior unpaid Master Servicing Fees paid
               with this distribution                                                                                          0.00

           (c) Total Master Servicing Fees paid with this distribution                                                   369,346.84

           (d) Amount of unpaid Master Servicing Fees as of this distribution                                                  0.00

       2.  (a) Opening Master Servicer Advance Balance                                                                12,296,016.30

           (b) Current Advance (exclusive of Compensating Interest)                                                      809,632.22

           (c) Reimbursement of prior Master Servicer Advances                                                          (820,646.44)
                                                                                                                     --------------
           (d) Ending Master Servicer Advance Balance                                                                 12,285,002.08

       3.  Current period Compensating Interest                                                                            5,345.57

       4.   (a)  Stepdown Date in effect ?                                                                     NO